Frontegra Emerging Growth Fund
STATEMENT OF OPERATIONS

                                                              Period Ended
                                                          March 29, 2001(1)<F1>
                                                          ---------------------
INVESTMENT INCOME:
Interest                                                        $   1,230
Dividend                                                               32
                                                                ---------
                                                                    1,262
                                                                ---------

EXPENSES:
Fund administration and accounting fees                            35,282
Audit fees                                                         10,413
Federal and state registration fees                                10,121
Legal fees                                                          7,906
Reports to shareholders
Shareholder servicing                                               6,990
Investment advisory fees                                            3,151
Directors' fees and related expenses                                1,750
Custody fees                                                          856
Other                                                                  68
                                                                ---------
Total expenses before waiver and reimbursement                     76,537
Waiver and reimbursement of expenses by Adviser                   (73,386)
                                                                ---------
Net expenses                                                        3,151
                                                                ---------
NET INVESTMENT LOSS                                                (1,889)
                                                                ---------

REALIZED AND UNREALIZED
  LOSS ON INVESTMENTS:
Net realized loss on investments                                 (224,209)
Change in net unrealized appreciation on investments              (31,165)
                                                                ---------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS                  (255,374)
                                                                ---------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS            $(257,263)
                                                                ---------
                                                                ---------

(1)<F1>  Ceased operations on March 29, 2001

See notes to financial statements.

Frontegra Emerging Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

                                                                Period Ended             Period Ended
                                                           March 29, 2001(2)<F3>     June 30, 2000(1)<F2>
                                                           ---------------------     --------------------

OPERATIONS:
Net investment income (loss)                                      $  (1,889)               $    753
Net realized loss on investments                                   (224,209)                (61,122)
Change in net unrealized appreciation on investments                (31,165)                 31,165
                                                                  ---------                --------
Net decrease in net assets resulting from operations               (257,263)                (29,204)
                                                                  ---------                --------

DISTRIBUTIONS PAID FROM:
Net investment income                                                  (754)                     --
                                                                  ---------                --------
Net decrease in net assets resulting from distributions paid           (754)                     --
                                                                  ---------                --------

CAPITAL SHARE TRANSACTIONS:
Shares sold                                                           1,875                 687,531
Shares issued to holders in reinvestment of distributions               451                      --
Shares redeemed                                                    (402,636)                     --
                                                                  ---------                --------
Net increase (decrease) in net assets resulting
  from capital share transactions                                  (400,310)                687,531
                                                                  ---------                --------

TOTAL INCREASE (DECREASE) IN NET ASSETS                            (658,327)                658,327

NET ASSETS:

Beginning of period                                                 658,327                $     --
                                                                  ---------                --------

End of period
  (includes undistributed net investment
  income of $0 and $753, respectively)                            $       0                $658,327
                                                                  ---------                --------
                                                                  ---------                --------

(1)<F2>  Commenced operations on December 31, 1999.
(2)<F3>  Ceased operations on March 29, 2001.

See notes to financial statements.

Frontegra Emerging Growth Fund
FINANCIAL HIGHLIGHTS

                                                                Period Ended             Period Ended
                                                           March 29, 2001(5)<F8>    June 30, 2000 (1)<F4>
                                                           ---------------------    ---------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                              $10.23                   $10.00

INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income                                                  --                     0.01
Net realized and unrealized gain (loss)
  on investments                                                    (4.72)                    0.22
                                                                   ------                   ------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS                                             (4.72)                    0.23
                                                                   ------                   ------

LESS DISTRIBUTIONS PAID:
From net investment income                                          (0.01)                      --
                                                                   ------                   ------
TOTAL DISTRIBUTIONS PAID                                            (0.01)                      --
                                                                   ------                   ------

NET ASSET VALUE, END OF PERIOD                                     $ 5.50                   $10.23
                                                                   ------                   ------
                                                                   ------                   ------

TOTAL RETURN(2)<F5>                                              (46.15)%                    2.30%

SUPPLEMENTAL DATA
  AND RATIOS:
Net assets, end of period (in thousands)                               $0                     $658
Ratio of expenses to average net assets(3)<F6>(4)<F7>               0.90%                    0.90%
Ratio of net investment income to
  average net assets(3)<F6>(4)<F7>                                (0.54)%                    0.27%
Portfolio turnover rate(2)<F5>                                        64%                      67%

(1)<F4>   Commenced operations on December 31, 1999.
(2)<F5>   Not annualized for periods less than a full year.
(3)<F6> Net of waivers and reimbursements by Adviser. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 21.86% and 21.69% and the ratio of net investment income to average net assets would have been (21.50)% and (20.52)% for the periods ended June 30, 2001 and June 30, 2000, respectively.
(4)<F7>   Annualized.
(5)<F8>   Ceased operations on March 29, 2001.

See notes to financial statements.

Frontegra Emerging Growth Fund
NOTES TO FINANCIAL STATEMENTS

June 30, 2001

(1)  ORGANIZATION

     Frontegra Funds, Inc. ("Frontegra") was incorporated on May 24, 1996, as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. Frontegra consists of five series: the Frontegra Total Return Bond Fund, the Frontegra Investment Grade Bond Fund, the Frontegra Opportunity Fund, the Frontegra Growth Fund, and the Frontegra Emerging Growth Fund. However, the following information only pertains to the Frontegra Emerging Growth Fund (the "Fund"). The Fund, sub-advised by Berents & Hess Capital Management, Inc. ("Berents & Hess"), commenced operations on December 31, 1999 and ceased operations on March 29, 2001.

(2)  SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

     (a)  Investment Valuation

          Debt securities (other than short-term instruments) are valued at bid prices furnished by a pricing service, unless actual sale prices are available. Securities (other than short-term investments) for which market quotations are readily available are valued at the last trade price on the national securities exchange on which such securities are primarily traded. Securities for which there were no transactions on a given day or securities not listed on a national securities exchange are valued at the most recent bid price. Securities maturing within 60 days or less when purchased are valued by the amortized cost method. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by Berents & Hess pursuant to guidelines established by the Board of Directors.1<F9>

     (b)  Federal Income Taxes

          No federal income tax provisions have been made since the Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all investment company net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund.

     (c)  Distributions to Shareholders

          Dividends from net investment income are usually declared and paid at least annually for the Fund. Distributions of net realized gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the period from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Accordingly, no reclassifications were made to the Fund.

     (d)  Other

          Investment transactions are accounted for on the trade date. The Fund determines the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

1<F9>  No securities were held as of June 30, 2001.

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(3)  INVESTMENT ADVISER

     The Fund will pay the Adviser a monthly fee at the annual rate of 0.90% of the Fund's average daily net assets. Pursuant to an expense cap agreement dated December 31, 1999, the Adviser has agreed to waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 0.90% of the Fund's average daily net assets. This expense cap agreement terminates on December 31, 2001.

(4)  CAPITAL SHARE TRANSACTIONS

     Transactions in shares of the Frontegra Emerging Growth Fund were as follows:

                                                PERIOD ENDED      PERIOD ENDED
                                               MARCH 29, 2001     JUNE 30, 2000
                                               --------------     -------------

     Shares sold                                       233           64,337

     Shares issued to holders in
       reinvestment of distributions                    62               --

     Shares redeemed                               (64,632)              --
                                                   -------           ------

     Net increase (decrease) in
       shares outstanding                          (64,337)          64,337
                                                   -------           ------
                                                   -------           ------

(5)  INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of securities, excluding short-term investments and U.S. government securities, for the Fund for the period ended June 30, 2001, is summarized below:

     Purchases                $275,958

     Sales                    $687,600

     There were no purchases and sales of U.S. government securities.

Frontegra Funds
REPORT OF INDEPENDENT AUDITORS

June 30, 2001

To the Board of Directors of the Frontegra Emerging Growth Fund

We have audited the accompanying statement of operations, statements of changes in net assets and the financial highlights of the Frontegra Emerging Growth Fund for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of June 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the results of operations, changes in net assets and the financial highlights of the Frontegra Emerging Growth Fund, for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

/s/Ernst & Young LLP

Ernst & Young LLP

Chicago, Illinois
August 3, 2001